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                                                                       EXHIBIT 1

                                JOINT FILING AGREEMENT

    In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, each of the persons named below agreed to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $.01 per share, of NHP Incorporated, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(f)(1)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Date:  May 15, 1997
                             APARTMENT INVESTMENT AND MANAGEMENT
                             COMPANY


                             By:  /s/ Peter Kompaniez
                                  -----------------------------------
                                  Peter Kompaniez
                                  Vice Chairman


                             AIMCO-LP, INC.


                             By:  /s/ Peter Kompaniez
                                  -----------------------------------
                                  Peter Kompaniez
                                  Vice President


                             AIMCO PROPERTIES, L.P.

                             By:  AIMCO-GP, INC.,
                                  General Partner


                              By:  /s/ Peter Kompaniez
                                  -----------------------------------
                                  Peter Kompaniez
                                  Vice President


                             /s/ TERRY CONSIDINE
                             -----------------------------------
                             TERRY CONSIDINE


                             /s/ PETER KOMPANIEZ
                             -----------------------------------
                             PETER KOMPANIEZ


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                             AIMCO-GP, INC.

                             /s/ Peter Kompaniez
                             -----------------------------------
                             Peter Kompaniez
                             Vice President